SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the               [X]
                 Registrant

                 Filed by a                 [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement



[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))



[X]   Definitive Proxy Statement



[  ]  Definitive Additional Materials



[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

(Name of Registrant as Specified In Its Charter)
Fidelity Commonwealth Trust

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.



[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

(1)   Title of each class of
      securities to which
      transaction applies:



(2)   Aggregate number of
      securities to which
      transaction applies:



(3)   Per unit price or other
      underlying value of
      transaction
      computed pursuant to Exchange
      Act Rule 0-11:



(4)   Proposed maximum aggregate
      value of transaction:



(5)   Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.



[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.



(1)   Amount Previously Paid:



(2)   Form, Schedule or
      Registration Statement No.:



(3)   Filing Party:



(4)   Date Filed:


SPARTAN(registered trademark) MARKET INDEX FUND
A FUND OF
FIDELITY COMMONWEALTH TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Spartan Market Index Fund:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Market Index Fund (the fund) will be held at the office of Fidelity Commonwealth Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 15, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

3. To authorize the Trustees to adopt an amended and restated
Declaration of Trust.

4(a). To approve an interim sub-advisory agreement with Bankers Trust Company for the fund.

4(b). To approve a new sub-advisory agreement with Bankers Trust
Company for the fund.

5. To approve a new "manager-of-managers" arrangement for the fund. The Board of Trustees has fixed the close of business on July 19,
1999 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

July 19, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

               REGISTRATION                   VALID SIGNATURE

A. 1)          ABC Corp.                      John Smith, Treasurer

   2)          ABC Corp.                      John Smith, Treasurer

               c/o John Smith, Treasurer

B. 1)          ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)          ABC Trust                      Ann B. Collins, Trustee

   3)          Ann B. Collins, Trustee        Ann B. Collins, Trustee

               u/t/d 12/28/78

C. 1)          Anthony B. Craft, Cust.        Anthony B. Craft

               f/b/o Anthony B. Craft, Jr.

               UGMA



PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY COMMONWEALTH TRUST:
SPARTAN MARKET INDEX FUND
TO BE HELD ON SEPTEMBER 15, 1999

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Commonwealth Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Market Index Fund (the fund) and at any adjournments thereof (the Meeting), to be held on September 15, 1999 at 9:00 a.m., at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser. Shareholders of the trust's other funds (Fidelity Small Cap Stock Fund, Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund) will also participate in the Meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust and by the shareholders of those funds.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 19, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an
anticipated cost of approximately $   6,000    . The expenses in
connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by Bankers Trust Company (BT),
sub   -    adviser to the fund   , or the fund, provided the fund's
expenses do not exceed the fund's existing expense cap listed on page
18. Fund expenses exceeding the fund's expense cap will be paid by
FMR. BT, the fund, or FMR     will reimburse brokerage firms and
others for their reasonable expenses in forwarding solicitation
material to the beneficial owners of shares.    The     principal
business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of BT is 130 Liberty Street, New York, New York 10006.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The fund may also arrange to have votes recorded by telephone. The
expenses in connection with telephone voting will be    borne by BT
or     the fund, provided the    fund's     expenses do not exceed the
fund's existing expense cap listed on page    19    .    Fund
e    xpenses exceeding the fund's expense cap will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an
anticipated cost of approximately $   8,000    .

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of    May
    3   1    , 1999 are indicated in the following table:

Spartan Market Index Fund           94,675,737
Fidelity Small Cap Stock Fund       46,536,944
Fidelity Mid-Cap Stock Fund       * 88,896,271
Fidelity Large Cap Stock Fund       35,206,389
Fidelity Small Cap Selector         41,854,634
Fidelity Intermediate Bond Fund    346,177,789

 To the knowledge of the trust, substantial (5% or more) record or
beneficial ownership of each fund on    May 31    , 1999 was as
follows:

   Fidelity Small Cap Selector: General Motors Corp., New York, NY
(9.41%);

Ford Motor Company, Dearborn, MI (5.83%).

   Fidelity Mid-Cap Stock Fund: Charitable Gift Fund, Boston, MA
(5.22%).*

   * On May 31, 1999, Fidelity Mid-Cap Stock Fund was a series of
Fidelity Devonshire Trust.

 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund on that date.

 Shareholders of record at the close of business on July 19, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1999, CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

 VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF EACH OF PROPOSALS 4(A), 4(B), AND 5 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Commonwealth Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 All nominees named below are currently Trustees of Fidelity Commonwealth Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy,
and Robert C. Pozen were selected by the trust's    Nominating     and
Administration Committee (see page 14) and were appointed to the Board in March 1997, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the fund's investment adviser (FMR, or the Adviser), or the fund's distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except
for Robert M. Gates, William    O. McCoy, and Robert C. Pozen, each of
the nominees is currently a Trustee of 57 registered investment
companies advised by FMR. Mr. Gates, Mr. McCoy, and Mr. Pozen     are
currently Trustees of 55 registered investment companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)                Principal Occupation**          Year of Election or Appointment


Ralph F. Cox  (67)           President of RABAR              1991
                             Enterprises (management
                             consulting-engineering
                             industry, 1994). Prior to
                             February 1994, he was
                             President of Greenhill
                             Petroleum Corporation
                             (petroleum exploration and
                             production). Until March
                             1990, Mr. Cox was President
                             and Chief Operating Officer
                             of Union Pacific Resources
                             Company (exploration and
                             production). He is a
                             Director of USA Waste
                             Services, Inc.
                             (non-hazardous waste, 1993),
                             CH2M Hill Companies
                             (engineering), Rio Grande,
                             Inc. (oil and gas
                             production), and Daniel
                             Industries (petroleum
                             measurement equipment
                             manufacturer). In addition,
                             he is a member of advisory
                             boards of Texas A&M
                             University and the
                             University of Texas at Austin.

Phyllis Burke Davis  (67)    Prior to her retirement in      1992
                             September 1991, Mrs. Davis
                             was the Senior Vice
                             President of Corporate
                             Affairs of Avon Products,
                             Inc. She is currently a
                             Director of BellSouth
                             Corporation
                             (telecommunications), Eaton
                             Corporation (manufacturing,
                             1991), and the TJX
                             Companies, Inc. (retail
                             stores), and previously
                             served as a Director of
                             Hallmark Cards, Inc.
                             (1985-1991) and Nabisco
                             Brands, Inc. In addition,
                             she is a member of the
                             President's Advisory Council
                             of The University of Vermont
                             School of Business
                             Administration.

Robert M. Gates  (55)        Consultant, author, and         1997
                             lecturer (1993). Mr. Gates
                             was Director of the Central
                             Intelligence Agency (CIA)
                             from 1991-1993. From 1989 to
                             1991, Mr. Gates served as
                             Assistant to the President
                             of the United States and
                             Deputy National Security
                             Advisor. Mr. Gates is a
                             Director of LucasVarity PLC
                             (automotive components and
                             diesel engines), Charles
                             Stark Draper Laboratory
                             (non-profit), NACCO
                             Industries, Inc. (mining and
                             manufacturing), and TRW Inc.
                             (original equipment and
                             replacement products). Mr.
                             Gates also is a Trustee of
                             the Forum for International
                             Policy and of the Endowment
                             Association of the College
                             of William and Mary. In
                             addition, he is a member of
                             the National Executive Board
                             of the Boy Scouts of America.

*Edward C. Johnson 3d  (69)  President, is Chairman, Chief   1974
                             Executive Officer and a
                             Director of FMR Corp.; a
                             Director and Chairman of the
                             Board and of the Executive
                             Committee of FMR; Chairman
                             and a Director of Fidelity
                             Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc., and
                             Fidelity Management &
                             Research (Far East) Inc.;
                             and a Director of FDC.

E. Bradley Jones  (71)       Prior to his retirement in      1990
                             1984, Mr. Jones was Chairman
                             and Chief Executive Officer
                             of LTV Steel Company. He is
                             a Director of TRW Inc.
                             (original equipment and
                             replacement products),
                             Consolidated Rail
                             Corporation, Birmingham
                             Steel Corporation, and RPM,
                             Inc. (manufacturer of
                             chemical products), and he
                             previously served as a
                             Director of NACCO
                             Industries, Inc. (mining and
                             manufacturing, 1985-1995),
                             Hyster-Yale Materials
                             Handling, Inc. (1985-1995),
                             and Cleveland-Cliffs Inc
                             (mining), and as a Trustee
                             of First Union Real Estate
                             Investments. In addition, he
                             serves as a Trustee of the
                             Cleveland Clinic Foundation,
                             where he has also been a
                             member of the Executive
                             Committee as well as
                             Chairman of the Board and
                             President, a Trustee and
                             member of the Executive
                             Committee of University
                             School (Cleveland), and a
                             Trustee of Cleveland Clinic
                             Florida.

Donald J. Kirk  (66)         Executive-in-Residence (1995)   1987
                             at Columbia University
                             Graduate School of Business
                             and a financial consultant.
                             From 1987 to January 1995,
                             Mr. Kirk was a Professor at
                             Columbia University Graduate
                             School of Business. Prior to
                             1987, he was Chairman of the
                             Financial Accounting
                             Standards Board. Mr. Kirk
                             previously served as a
                             Director of General Re
                             Corporation (reinsurance,
                             1987-1998) and Valuation
                             Research Corp. (appraisals
                             and valuations, 1993-1995).
                             He serves as Chairman of the
                             Board of Directors of
                             National Arts Stabilization
                             Inc., Chairman of the Board
                             of Trustees of the Greenwich
                             Hospital Association,
                             Director of the Yale-New
                             Haven Health Services Corp.
                             (1998), a Member of the
                             Public Oversight Board of
                             the American Institute of
                             Certified Public
                             Accountants' SEC Practice
                             Section (1995), and as a
                             Public Governor of the
                             National Association of
                             Securities Dealers, Inc.
                             (1996).

*Peter S. Lynch  (56)        Vice Chairman and Director of   1990
                             FMR. Prior to May 31, 1990,
                             he was a Director of FMR and
                             Executive Vice President of
                             FMR (a position he held
                             until March 31, 1991); Vice
                             President of Fidelity
                             Magellan Fund and FMR Growth
                             Group Leader; and Managing
                             Director of FMR Corp. Mr.
                             Lynch was also Vice
                             President of Fidelity
                             Investments Corporate
                             Services (1991-1992). In
                             addition, he serves as a
                             Trustee of Boston College,
                             Massachusetts Eye & Ear
                             Infirmary, Historic
                             Deerfield (1989) and Society
                             for the Preservation of New
                             England Antiquities, and as
                             an Overseer of the Museum of
                             Fine Arts of Boston.

William O. McCoy  (65)       Vice President of Finance for   1997
                             the University of North
                             Carolina (16-school system,
                             1995). Prior to his
                             retirement in December 1994,
                             Mr. McCoy was Vice Chairman
                             of the Board of BellSouth
                             Corporation
                             (telecommunications, 1984)
                             and President of BellSouth
                             Enterprises (1986). He is
                             currently a Director of
                             Liberty Corporation (holding
                             company, 1984), Weeks
                             Corporation of Atlanta (real
                             estate, 1994), Carolina
                             Power and Light Company
                             (electric utility, 1996) and
                             the Kenan Transport Co.
                             (1996). Previously, he was a
                             Director of First American
                             Corporation (bank holding
                             company, 1979-1996). In
                             addition, Mr. McCoy serves
                             as a member of the Board of
                             Visitors for the University
                             of North Carolina at Chapel
                             Hill (1994) and for the
                             Kenan-Flager Business School
                             (University of North
                             Carolina at Chapel Hill,
                             1988).

Gerald C. McDonough  (71)    Chairman of G.M. Management     1989
                             Group (strategic advisory
                             services). Mr. McDonough is
                             a Director of York
                             International Corp. (air
                             conditioning and
                             refrigeration), Commercial
                             Intertech Corp. (hydraulic
                             systems, building systems,
                             and metal products, 1992),
                             CUNO, Inc. (liquid and gas
                             filtration products, 1996),
                             and Associated Estates
                             Realty Corporation (a real
                             estate investment trust,
                             1993). Mr. McDonough served
                             as a Director of
                             ACME-Cleveland Corp. (metal
                             working, telecommunications,
                             and electronic products)
                             from 1987-1996 and
                             Brush-Wellman Inc. (metal
                             refining) from 1983-1997.

Marvin L. Mann  (66)         Chairman of the Board of        1993
                             Lexmark International, Inc.
                             (office machines, 1991).
                             Prior to 1991, he held the
                             positions of Vice President
                             of International Business
                             Machines Corporation ("IBM")
                             and President and General
                             Manager of various IBM
                             divisions and subsidiaries.
                             Mr. Mann is a Director of
                             M.A. Hanna Company
                             (chemicals, 1993) and
                             Imation Corp. (imaging and
                             information storage, 1997).

*Robert C. Pozen  (53)       Senior Vice President, is       1997
                             also President and a
                             Director of FMR (1997); and
                             President and a Director of
                             Fidelity Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc. (1997),
                             and Fidelity Management &
                             Research (Far East) Inc.
                             (1997). Previously, Mr.
                             Pozen served as General
                             Counsel, Managing Director,
                             and Senior Vice President of
                             FMR Corp.

Thomas R. Williams  (71)     President of The Wales Group,   1989
                             Inc. (management and
                             financial advisory
                             services). Prior to retiring
                             in 1987, Mr. Williams served
                             as Chairman of the Board of
                             First Wachovia Corporation
                             (bank holding company), and
                             Chairman and Chief Executive
                             Officer of The First
                             National Bank of Atlanta and
                             First Atlanta Corporation
                             (bank holding company). He
                             is currently a of Director
                             of ConAgra, Inc.
                             (agricultural products),
                             Georgia Power Company
                             (electric utility), National
                             Life Insurance Company of
                             Vermont, American Software,
                             Inc., and AppleSouth, Inc.
                             (restaurants, 1992).



** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

 As of    May     3   1    , 1999, the nominees, Trustees and officers
of the Trust and the fund owned, in the aggregate, less than 1% of the fund's outstanding shares.

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended April 30, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended April 30, 1999, the committee held 6 meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, Mann and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended April 30, 1999, the committee held 1 meeting. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 1999, or calendar year ended December 31, 1998, as applicable.


COMPENSATION TABLE

Trustees and  Members of the  Aggregate Compensation from   Total Compensation from the
Advisory Board                Spartan Market Index FundB    Fund Complex*,A

Edward C. Johnson 3d**        $ 0                           $ 0

J. Gary Burkhead**            $ 0                           $ 0

Ralph F. Cox                  $ 2,090                       $ 223,500

Phyllis Burke Davis           $ 2,047                       $ 220,500

Robert M. Gates               $ 2,089                       $ 223,500

E. Bradley Jones              $ 2,076                       $ 222,000

Donald J. Kirk                $ 2,101                       $ 226,500

Peter S. Lynch**              $ 0                           $ 0

William O. McCoy              $ 2,089                       $ 223,500

Gerald C. McDonough           $ 2,557                       $ 273,500

Marvin L. Mann                $ 2,089                       $ 220,500

Robert C. Pozen**             $ 0                           $ 0

Thomas R. Williams            $ 2,089                       $ 223,500



* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; William O. McCoy, $55,039; Marvin L. Mann, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash.

 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

 By a vote of the non-interested Trustees, the firm of Deloitte & Touche LLP has been selected as independent accountants for the fund to sign or certify any financial statements of the fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment
without penalty.    Deloitte & Touche LLP has advised the fund that,
to the best of its knowledge and belief, as of the record date, no professional of Deloitte & Touche LLP had any direct or material indirect ownership interest in the fund inconsistent with independence standards pertaining to accountants.

 For the fund's fiscal years ended April 30, 1997 and 1998, the firm of Coopers & Lybrand L.L.P. acted as the fund's independent accountants. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP. Effective February 18, 1999, the non-interested Trustees selected the firm of Deloitte & Touche LLP as the fund's independent accountants beginning with the fund's fiscal year ended April 30, 1999, upon the recommendation of the fund's Audit Committee.

 The independent accountants' audit reports for the fiscal years ended
April 30, 1997, 1998 and    1999     did not contain an adverse
opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and the independent accountants on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

 The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. In recommending the selection of the fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On May 20, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments.

 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

OVERVIEW OF PROPOSALS 4(   A    ), 4(B) AND 5

 OVERVIEW OF PROPOSALS 4(A) AND 4(B). Bankers Trust Company ("BT"),
the fund's    current     sub-adviser, is a wholly-owned subsidiary of
Bankers Trust Corporation ("BT Corporation"). On    June 4    , 1999,
a wholly-owned subsidiary of Deutsche Bank AG ("Deutsche Bank") merged
with BT Corporation (the "BT Merger"). The BT Merger    may     be
considered a change of control of BT, resulting in the assignment and automatic termination of the sub-advisory agreement dated December 1, 1997, among FMR, BT, and the trust, on behalf of the fund (the "Old Sub-Advisory Agreement").

 The Board of Trustees, including a majority of the Trustees who are not interested persons of the trust or of FMR (the "Independent Trustees"), has approved, and recommends that shareholders of the fund approve, an interim sub-advisory agreement among FMR, BT, and the trust, on behalf of the fund (the "Interim Sub-Advisory Agreement"), as described in Proposal 4(a). Under the Interim Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) is required to provide the same investment
management and securities lending services to the fund    as     under
the Old Sub-Advisory Agreement. OTHER THAN THE    COMMENCEMENT     AND
TERMINATION DATES, THE INTERIM SUB-ADVISORY AGREEMENT    IS IDENTICAL
TO     THE OLD SUB-ADVISORY    AGREEMENT    . Under the Interim
Sub-Advisory Agreement, BT receives fees    at the same rate,     and
expects to continue to provide the same level and quality of
services   ,     as under the Old Sub-Advisory Agreement.

 On May 25, 1999, the SEC granted BT an exemptive order (the "BT Exemptive Order") permitting the Interim Sub-Advisory Agreement to
take effect, without    prior     shareholder approval, on    June 4,
1999    . The BT Exemptive Order permits the Interim Sub-Advisory
Agreement to remain in effect, for an interim period of up to 150 days, through the date on which it is approved (or disapproved) by shareholders.

 The Board of Trustees, including a majority of the Independent Trustees, also has approved, and recommends that shareholders of the fund approve, a new sub-advisory agreement among FMR, BT, and the trust, on behalf of the fund (the "New Sub-Advisory Agreement"), as described in Proposal 4(b). If approved, the New Sub-Advisory Agreement would replace the Interim Sub-Advisory Agreement. If shareholders approve Proposal 4(b), BT (subject to the supervision and direction of the Board of Trustees and/or FMR) will continue to provide investment management and securities lending services to the fund, but these services will no longer be covered by the same contract. While the Interim Sub-Advisory Agreement currently requires
BT to provide    both     investment management and securities lending
services to the fund, the New Sub-Advisory Agreement would require BT to provide only investment management services to the fund. Under the
fund's New Sub-Advisory Agreement, FM   R (not the fund) wou    ld pay
BT for providing these services. In conjunction with the New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, would enter into, and BT would continue to provide securities lending services to the fund under, a new, separate securities lending
agreement (the "New Securities Lending Agreement").    As discussed
below, the arrangement pursuant to which BT and the fund share income from the fund's securities lending activities is expected to be more favorable to the fund under the New Securities Lending Agreement than
it is under the Interim Sub-Advisory Agreement. S    hareholders are
not being asked to approve the New Securities Lending Agreement.

 OVERVIEW OF PROPOSAL 5. Shareholder approval of the Interim Sub-Advisory Agreement would not be necessary if the fund currently operated under a so-called "manager-of-managers" arrangement. As described in Proposal 5, a manager-of-managers arrangement would, among other things, permit FMR, with the approval of the Board of Trustees, to enter into a new sub-advisory agreement if a current agreement is assigned and automatically terminated, such as in the case of the BT Merger. Thus, the proposed arrangement would avoid the expenses and delays associated with holding a shareholder meeting to approve the new agreement. Such an arrangement also would permit FMR,
with the approval of the Board of Trustees, to    hire, terminate, or
replace     sub-advisers    (including BT), and to     materially
modify a sub-advisory agreement   , all     without shareholder
approval.

 On May 19, 1999, FMR and the trust, on behalf of the fund, filed with
the SEC an        exemptive application seeking authorization for the
fund to operate under a manager-of-managers arrangement, subject to shareholder approval and certain other conditions. Although the fund cannot implement such an arrangement unless it receives the necessary SEC authorization, the Board of Trustees is taking this opportunity to
seek shareholder approval of the proposed arrangement.    There can be
no assurance that the SEC will grant the requested authorization.

 Proposals 4(a), 4(b), and 5 do not affect the    fund's management
fee rate payable to FMR under the     present management contract
dated December 1, 1997 between FMR and the trust, on behalf of the fund (the "Present Management Contract").

 Refer to each proposal below for more detailed information.

4(A). TO APPROVE AN INTERIM SUB-ADVISORY AGREEMENT WITH BT FOR THE
FUND.

 The Board of Trustees, including a majority of the Independent
Trustees, has approved, and recommends that shareholders of the fund
approve,    an     Interim Sub-Advisory Agreement    with BT    .

 THE OLD SUB-ADVISORY AGREEMENT. As discussed above, prior to the effective date of the BT Merger, BT served as the fund's sub-adviser pursuant to the Old Sub-Advisory Agreement. The fund's shareholders approved the Old Sub-Advisory Agreement at a special meeting held on November 19, 1997. At that meeting, shareholders approved the appointment of BT as sub-adviser of the fund to handle the day-to-day management of the fund's investments and to provide securities lending services to the fund. FMR proposed, and the Board of Trustees approved, BT's appointment as part of FMR's ongoing efforts to provide services to the fund efficiently and at low cost.

 Under the Old Sub-Advisory Agreement, BT directed the fund's investments in accordance with its investment objective, policies, and limitations; voted the fund's portfolio securities; and administered
the fund's securities lending program.    Under the Old Sub-Advisory
Agreement    , FMR paid BT monthly fees at an annual rate of 0.006% of
the fund's average net assets   . T    he fund paid BT monthly fees
equal to 40%    (and retained the remaining 60%)     of net income
from the fund's securities lending activities.    Securities lending
is a means of earning a modest amount of income by lending the fund's securities to other parties temporarily. The party borrowing the securities (typically a broker-dealer or other institution) provides collateral to secure the loan, agrees to return the securities to the fund upon notice, and pays the fund a fee for the loan (and/or allows
it to earn income on the collateral).     Because the fees that the
fund paid BT were based on a percentage of net income from securities lending, the fund paid the fees only to the extent that it earned income from securities lending. For the fiscal year ended April 30, 1999, FMR, on behalf of the fund, paid BT sub-advisory fees of
$   378,435    , and the fund paid BT sub-advisory fees of
$   199,000    .

 IMPACT OF BT MERGER ON OLD SUB-ADVISORY AGREEMENT. Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment advisers or sub-advisers to the fund. Section 15(a) also requires that such an agreement automatically terminate if it is assigned. An assignment of a sub-advisory agreement may be deemed to occur due to a change of control of the sub-adviser. Because BT became an indirect, wholly-owned subsidiary of Deutsche Bank as a result of the BT Merger,
the BT Merger    may     be considered a change of control of BT,
resulting in the assignment and automatic termination of the Old Sub-Advisory Agreement.

 THE INTERIM SUB-ADVISORY AGREEMENT. As discussed above, the BT Exemptive Order permitted the Interim Sub-Advisory Agreement to become
effective, without    prior     shareholder approval, on    June
4    , 1999. OTHER THAN THE    COMMENCEMENT     AND TERMINATION DATES,
THE INTERIM SUB-ADVISORY AGREEMENT    IS IDENTICAL TO     THE OLD
SUB-ADVISORY AGREEMENT. Under the Interim Sub-Advisory Agreement, BT
receives fees    at the same rate,     and expects to continue to
provide the same level and quality of services   ,     as under the
Old Sub-Advisory Agreement.

 Under the terms of the BT Exemptive Order, BT is permitted to earn fees under the Interim Sub-Advisory Agreement, provided that the fees are held in escrow pending shareholder approval of the Interim Sub-Advisory Agreement. In accordance with the BT Exemptive Order, the fees that BT has earned to date under the Interim Sub-Advisory Agreement have been held in escrow, and any additional such fees will be held in escrow, until shareholders approve (or disapprove) the
Interim Sub-Advisory Agreement. As of    June 30    , 1999, the amount
in escrow totaled $   43,756    . If shareholders approve the Interim
Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to BT. If shareholders do not approve the Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to the fund.

 A copy of the Interim Sub-Advisory Agreement is supplied as Exhibit 2
on page    36    . The Interim Sub-Advisory Agreement became effective
on June 4, 1999. If shareholders approve the New Sub-Advisory Agreement (see Proposal 4(b) below), the New Sub-Advisory Agreement will become effective on October 1, 1999 (or on the first day of the first month following approval), and the Interim Sub-Advisory Agreement will terminate on that date. If shareholders approve the Interim Sub-Advisory Agreement, but do not approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will remain
in effect through July 31, 2000    (unless terminated earlier)    ,
and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The Interim Sub-Advisory Agreement may be terminated on 60 days' written notice by the Board of Trustees and will terminate automatically in the event of its assignment. In addition, the Interim Sub-Advisory Agreement may be modified subject to both Board and shareholder approval.

 MATTERS CONSIDERED BY THE BOARD. At meetings held on March 18, 1999 and May 20, 1999, the Board of Trustees, including the Independent Trustees, discussed the BT Merger and its implications for the fund and considered the Interim Sub-Advisory Agreement. In approving the
Interim Sub-Advisory Agreement and recommending    that it be
presented to shareholders for their approval, the Trustees, including the Independent Trustees, considered the best interests of the
shareholders and took     into account all factors that they deemed
relevant. The Board of Trustees received    materials relating to the
Interim Sub-Advisory Agreement in advance of the meetings     at which
the Interim Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. During their deliberations, the Trustees considered that the Interim Sub-Advisory Agreement has substantially the same terms and conditions as the Old Sub-Advisory Agreement. The Trustees also considered that, under the Interim
Sub-   Advisory Agreement, BT receives fees at the same rate, and
expects to continue     to provide the same level and quality of
services to the fund, as under the Old Sub-Advisory Agreement. The Trustees further considered that the fees payable to BT under the Interim Sub-Advisory Agreement during the interim period would be deposited in an interest-bearing escrow account and released to BT if shareholders approve the Interim Sub-Advisory Agreement or to the fund
if shareholders do not    approve the Interim Sub-Advisory Agreement.
In addition, the Board was informed     that BT recently pleaded
guilty to misstating entries in the bank's books and records, but that the events leading up to BT's guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates (see "Activities and Management of BT" beginning on page below).

 CONCLUSION. The Board of Trustees has concluded that the Interim Sub-Advisory Agreement will benefit the fund and its shareholders. The Board of Trustees, including a majority of the Independent Trustees, recommends that shareholders of the fund vote FOR the Interim
Sub-Advisory Agreement. If shareholders approve the    Interim
Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will
continue in effec    t as described above. If shareholders do not
approve the Interim Sub-Advisory Agreement, the Board of Trustees will consider what other action is in the best interest of the fund and its shareholders.

4(B). TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH BT FOR THE FUND.

 The Board of Trustees, including a majority of the Independent
Trustees, has approved, and recommends that shareholders of the fund
approve,    a     New Sub-Advisory Agreement    with BT    .

    The main purpose of this proposal is to separate into different contracts the investment management and securities lending services that BT currently provides to the fund under a single contract. Thus,
if shareholders approve this proposal,     BT will continue to provide
investment management services to the fund under the New Sub-Advisory Agreement, but will provide securities lending services to the fund under the New Securities Lending Agreement. Shareholders are not being
asked to approve    the New Securities Lending Agreement, and
shareholder approval would not be required to amend the New Securities Lending Agreement. It is anticipated that the fund will benefit by separating the investment management and securities lending services into different contracts.

 INTERIM SUB-ADVISORY AGREEMENT. As stated above, under the Interim Sub-Advisory Agreement, BT directs the fund's investments in accordance with its investment objective, policies, and limitations; votes the fund's portfolio securities; and administers the fund's
securities lending program.    Under the Interim Sub-Advisory
Agreement,     FMR    (not the fund)     pays BT monthly fees at an
annual rate of 0.006% of the fund's average net assets   . T    he
fund pays BT monthly fees equal to 40%    (and retains the remaining
60%)     of net income from the fund's securities lending activities.
The Interim Sub-Advisory Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments.

 NEW SUB-ADVISORY AGREEMENT. If approved, under the New Sub-Advisory Agreement, BT will continue to direct the fund's investments in accordance with its investment objective, policies, and
limitations   , and     vote the fund's portfolio securities   . Under
the New Sub-Advisory Agreement,     FMR    (not the fund)     will pay
BT monthly fees at an annual rate of 0.006% of the fund's average net
as   sets (the same rate as under the Interim Sub-Advisory Agreement).
BT exp    ects to provide the same level and quality of investment
management services to the fund under the New Sub-Advisory Agreement as it currently provides under the Interim Sub-Advisory Agreement.
   Unlike the Interim Sub-Advisory Agreement, the New Sub-Advisory Agreement would not include securities lending provisions.

    Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment advisers or sub-advisers to the fund. Thus, the New
Sub-Advisory Agreement is subject to     the requirements of Section
15(a) and shareholders are being asked to approve the New Sub-Advisory Agreement. If shareholders approve the New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, will enter into the New Securities Lending Agreement, pursuant to which BT will continue to administer the fund's securities lending program. (See "New Securities Lending Agreement" on page 25 below.)

 The New Sub-Advisory Agreement would allow FMR, BT, and the trust, on behalf of the fund, to amend the New Sub-Advisory Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Interim Sub-Advisory Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the New Sub-Advisory Agreement's amendment provisions would allow amendment of the New Sub-Advisory Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the New Sub-Advisory Agreement's amendment provisions give FMR, BT, and the trust added flexibility to amend the New Sub-Advisory Agreement subject to 1940
Act constraints.    A    ny amendments to the New Sub-Advisory
Agreement would require the approval of the Board of Trustees.

 A copy of the form of New Sub-Advisory Agreement    (marked to show
changes from the Interim Sub-Advisory Agreement)     is supplied as
Exhibit 3 on page 42. Except for the differences discussed above, the New Sub-Advisory Agreement is substantially identical to the Interim Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will replace the Interim Sub-Advisory Agreement and take effect on October 1, 1999 (or on the first day of the first month following approval), and will remain in effect through July 31,
2000    (unless terminated earlier)    , and from year to year
thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If shareholders do not approve the New Sub-Advisory Agreement, but do approve the Interim Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will continue in effect as described in Proposal 4(a) above. The New Sub-Advisory Agreement may be terminated on 60 days' written notice by the Board of Trustees and will terminate automatically in the event of its assignment.

 NEW SECURITIES LENDING AGREEMENT. As stated above, if shareholders approve the New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, will enter into the New Securities Lending Agreement, pursuant to which BT will continue to administer the fund's securities
lending program.    Under the New Securities Lending Agreement, it is
currently anticipated that the fund will receive from BT at least 70% (and BT will retain no more than 30%) of net income from the fund's securities lending activities. As stated above, under the Interim Sub-Advisory Agreement, the fund pays BT monthly fees equal to 40% (and retains the remaining 60%) of net income from the fund's securities lending activities. Thus, the arrangement pursuant to which BT and the fund share income from the fund's securities lending activities is expected to be more favorable to the fund under the New Securities Lending Agreement than it is under the Interim Sub-Advisory Agreement. For the fiscal year ended April 30, 1999, fees paid to BT from securities lending income amounted to 0.0030% of the fund's average net assets.

    Section 15(a) of the 1940 Act does not apply to agreements for the
provision of non-advisory services. Thus,     the New Securities
Lending Agreement is not subject to the requirements of Section 15(a) and shareholders are not being asked to approve the New Securities Lending Agreement. Shareholder approval would not be required to
   amend     the New Securities Lending Agreement   . A    ny
amendments to the New Securities Lending Agreement would   ,
however,     require the approval of the Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD. At a meeting held on May 20, 1999, the Board of Trustees, including the Independent Trustees, considered the New Sub-Advisory Agreement. In approving the New Sub-Advisory Agreement and recommending that it be presented to shareholders for
their approval, the Trustees   , including the Independent
Trustees,     considered the best interests of the shareholders and
took into account all factors that they deemed relevant. The Board of Trustees received materials relating to the New Sub-Advisory Agreement in advance of the meeting at which the New Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. During their deliberations, the Trustees considered that the New Sub-Advisory Agreement has substantially the same terms and conditions as the Interim Sub-Advisory Agreement, except that the New Sub-Advisory Agreement does not provide for securities lending services or for shareholder approval of amendments to the agreement. The Trustees also considered that, under the New Sub-Advisory Agreement, BT receives
    fee   s at the same rate from FMR    , and expects to continue to
provide the same level and quality of investment management services to the fund, as under the Interim Sub-Advisory Agreement. The Board also determined that the securities lending services currently provided for in the Interim Sub-Advisory Agreement are best provided for in a separate securities lending agreement. The Board of Trustees
considered that    the arrangement pursuant to which BT and the fund
share income from the fund's securities lending activities is expected to be more favorable to the fund under the New Securities Lending Agreement than it is under the Interim Sub-Advisory Agreement.
With regard to the amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's, BT's and the trust's increased flexibility (within 1940 Act constraints) to amend the New Sub-Advisory Agreement without the delays and potential costs of a proxy solicitation. In addition, the
Board    was informed     that BT recently pleaded guilty to
misstating entries in the bank's books and records, but that the events leading up to BT's guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates
(see "Activities and Management of    BT    " beginning on page
below).

 CONCLUSION. The Board of Trustees has concluded that the New Sub-Advisory Agreement will benefit the fund and its shareholders. The Board of Trustees, including a majority of the Independent Trustees, recommends that shareholders of the fund vote FOR the New Sub-Advisory Agreement. If approved, the New Sub-Advisory Agreement will take effect on the first day of the first month following shareholder approval.

5. TO APPROVE A NEW "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE FUND.

 At a meeting on March 18, 1999, the Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of a so-called "manager-of-managers" proposal to shareholders of the fund. Such an arrangement, if approved, would permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace
sub-advisers    (including BT)    , and to modify material terms and
conditions of a sub-advisory agreement (including the fees payable
thereunder)   , all     without shareholder approval. (Hence, FMR
would act as a "manager-of-managers.")

 As discussed below, the arrangement may enable the fund to operate more efficiently because FMR would be able to make these kinds of sub-advisory changes from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve the arrangement, the Board will consider and approve any sub-advisory changes that FMR proposes under the arrangement to ensure that the changes are in the best interests of the fund and its shareholders. For these and other reasons discussed below, the Board of Trustees recommends that shareholders of the fund vote FOR the proposal.

 Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment advisers or sub-advisers to the fund. On May 19, 1999, FMR and the trust, on behalf of the fund, filed with the SEC an application (the "Application") seeking, among other relief, an exemption from Section 15(a) (and certain other provisions of the 1940
Act) to permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace sub-advisers, and to modify material terms and conditions of a sub-advisory agreement (including the fees payable thereunder) without shareholder approval. If granted, the requested relief would not, however, permit FMR to enter into an agreement with a sub-adviser that is an affiliate of FMR, the trust, or the fund (other than by reason of serving as sub-adviser to the fund) or to change the sub-advisory fee to be paid to an affiliated sub-adviser, without shareholder approval.

 The Application currently is pending at the SEC. There can be no assurance that the SEC will grant the requested relief. One of the SEC's conditions to implementing such relief, if granted, is expected to be that the proposed arrangement be approved by a majority of the fund's outstanding voting securities. Because the BT Merger required
the Board of Trustees to call a special meeting    of shareholders
    to seek approval of the Interim Sub-Advisory Agreement, the Board of Trustees is taking this opportunity to seek shareholder approval of
the proposed    manager-of-managers     arrangement, as well. If the
SEC grants the requested relief and shareholders approve the proposal, it is expected that the trust and FMR will be required to comply with certain additional SEC conditions in order for the fund to implement and operate under the arrangement. For example, it is expected that the fund will be required to provide shareholders with relevant information (that otherwise would be provided in a proxy statement) within a specified period of time after hiring a new
sub-adviser   .

 Under the Present Management Contract, FMR provides the fund with investment research, advice, and supervision, and furnishes an investment program for the fund consistent with the fund's investment objectives and policies. The Present Management Contract expressly permits FMR to appoint sub-advisers to perform any or all of the services specified in the contract. FMR is responsible for recommending to the Board of Trustees the hiring, termination, and replacement of sub-advisers; supervising and evaluating the performance of sub-advisers; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any sub-advisory
agreement (including the fees payable thereunder).    Although FMR and
the Board of Trustees currently may not appoint a new sub-adviser without shareholder approval, they may terminate the Sub-Advisory Agreement or begin the process of selecting a new sub-adviser for the fund at any time, including prior to the Meeting.

 REASONS FOR PROPOSAL. The Board of Trustees believes that    allowing
FMR to negotiate and renegotiate sub-advisory arrangements for the
fund     without incurring the expenses or delays of obtaining
shareholder approval is in the best interests of the fund's shareholders and will allow the fund to operate more efficiently. Currently, in order for FMR to appoint a sub-adviser or materially modify a sub-advisory agreement, the trust must hold a special shareholder meeting and solicit votes from the fund's shareholders.
Without    having to hold     shareholder meetings, the Board of
Trustees would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and FMR believe that the appointment would benefit the fund and its shareholders. Furthermore,
the Board of Trustees believes that it is appropriate    to allow FMR
to negotiate and renegotiate sub-advisory arrangements for the fund
    in light of FMR's significant experience and expertise   .

 Moreover, the Board will provide oversight of the sub-adviser selection process to help ensure that shareholders' interests are protected if FMR selects a new sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Trustees, will evaluate and approve all new sub-advisory agreements, as well as any modifications to all sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board of Trustees believes that its review will ensure that FMR continues to act in the best interest of the fund and its shareholders.

    The Board of Trustees received materials relating to the manager-of-managers arrangement in advance of the meetings at which the arrangement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. Based on their consideration of the above factors and other information that they deemed relevant, the Board of Trustees, including the Independent Trustees, voted to approve the submission of the manager-of-managers proposal to shareholders of the fund for their approval.

 CONCLUSION. The Board of Trustees, including a majority of the Independent Trustees, recommends that shareholders of the fund vote FOR the proposal. As stated above, the fund's implementation of a manager-of-managers arrangement is also conditioned upon receipt of the requested exemptive relief from the SEC. If the SEC declines to grant the relief requested in the Application, the fund will not implement the proposed arrangement.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Spartan Market Index Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 4
beginning on page    50    .

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, and Robert A. Lawrence are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello and Mr. Karstetter, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period May 1, 1998, through May 31, 1999, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF    BT

 BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation (formerly Bankers Trust New York Corporation) ("BT Corporation"), whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in
   1903. As of March 31, 1999, BT Corporation was the eighth largest
bank holding     company in the United States with total assets of
approximately $127 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT. As of March 31, 1999, BT had over $378 billion in assets under management globally. Of that total, over $183 billion was in U.S. equity index assets. This makes BT one of the nation's leading managers of index funds.

    In conjunction with its global custodial services, BT operates one of the largest and most extensive securities lending programs. BT serves as securities lending agent with respect to loan transactions involving a daily average in excess of $57 billion on loan. Approximately 90 lenders participated in BT's program during 1998.

 On November 30, 1998, BT Corporation, Deutsche Bank AG ("Deutsche Bank"), and Circle Acquisition Corporation ("Circle Corporation"), a wholly owned subsidiary of Deutsche Bank, entered into a merger agreement ("BT Merger Agreement"). Pursuant to the terms of the BT Merger Agreement, Circle Corporation merged with BT Corporation on
   June 4    , 1999, with BT Corporation continuing as the surviving
entity ("BT Merger"). Although the direct corporate ownership of BT was not affected by the BT Merger and BT remains a wholly owned subsidiary of BT Corporation, as of the date of the BT Merger, BT became an indirect, wholly owned subsidiary of Deutsche Bank. Deutsche
Bank    is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking, and insurance. Deutsche Bank's principal offices are located at Taunusanlage 12, D-60325 Frankfurt am Main, Federal Republic of
Germany.     As of    March 31, 1999    , Deutsche Bank and its
affiliates had total assets of approximately $   727     billion, with
over $   245     billion in assets under management.

 Information concerning the advisory or sub-advisory fees and average
net assets of    mutual     funds with investment objectives similar
to Spartan Market Index Fund and advised or sub-advised by BT is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 5 beginning on page    52    . The name, address and principal
occupation of each director of BT is provided in Exhibit 6 beginning
on page    58    .

 No officer or Trustee of the trust is an officer, employee or director of BT. No officer or Trustee of the trust owns any securities of, or has any other material direct or indirect interest in, BT, BT Corporation, or any entity controlled by or under common control with
BT. During the period Ma   y     1, 1998 through May 31, 1999, no
material transactions were entered into by any Trustee or nominee as Trustee of the trust to which BT, BT Corporation, or any entity controlled by or under common control with BT is or was a party.

 BT has been advised by counsel that BT currently may perform the services for the fund described in this proxy statement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

 On March 11, 1999, BT announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, BT pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, BT agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates. As a result of the plea, absent an order from
the    SEC    , BT would not be able to continue to provide investment
advisory services to the fund. The    SEC     has granted    BT     a
temporary order to permit BT and its affiliates to continue to provide
investment advisory services to registered investment companies   ,
and BT has filed an application for a permanent order    .    However,
t    here is no assurance that the    SEC     will grant a permanent
order. If a permanent order is not granted, FMR and the Board of Trustees will consider appropriate actions, including selecting, approving, and submitting for shareholder approval (if required at the time) a replacement sub-adviser.

PRESENT MANAGEMENT CONTRACT

 The fund employs FMR to furnish investment advisory and other services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

 BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the Interim Sub-Advisory Agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies, and
limitations,    and     administers the securities lending program of
the fund.

 In addition to the management fee payable to FMR, the sub-advisory fee payable to BT, and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, by the fund for the fiscal
year ended April 30, 1999, amounted to $   8,483,000     and
$   860,000    , respectively.

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FMR is the fund's manager pursuant to a management contract dated December 1, 1997, which was last approved by shareholders on November 19, 1997. At that time, shareholder approval had been obtained to amend the management contract to (1) expressly permit FMR to delegate investment advisory authority to an investment adviser, and (2) replace the fund's then "all-inclusive" management fee structure with a "flat" management fee structure. Under the all-inclusive fee structure, the fund paid FMR a management fee at an annual rate of 0.45% of the fund's average net assets. For this fee, FMR provided management services to the fund and also was responsible for paying the fund's other expenses (with limited exceptions). Under the flat fee structure, the fund pays FMR a lower management fee at an annual rate of 0.24% of the fund's average net assets, but the fund is responsible for paying its other expenses (unless borne by FMR under an expense reimbursement arrangement).

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.24% of its average net assets throughout the month. The fee received by FMR for the fiscal year ended April 30, 1999 from the fund was
$   15,696,000    , of which $   13,696,000     was reimbursed by FMR.

 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's total operating expenses (exclusive of sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

        Effective April 18, 1997    through December 31, 1999    , FMR
has agreed to reimburse the fund to the extent that its total
operating expenses (with the exceptions noted below)    exceed
0.19%     of its average net assets. Effective January 1, 2000
   through December 31, 2003, FMR has agreed to reimburse the fund to the extent that its total operating expenses (with the exceptions
noted below) exceed 0.41% of its average net assets.     Expenses
eligible for reimbursement do not include interest, taxes, brokerage
commissions    or     extraordinary expenses. In addition,
sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by BT pursuant to authority contained in the fund's management contract and sub-advisory agreement.

 BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation and BT Futures Corp.,
indirect subsidiaries of    Deutsche Bank    , if the commissions are
fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

 During the fiscal year ended April 30, 1999, the fund paid brokerage
commissions of $   9,000     to BT Brokerage Corporation   , which
amounted to approximately 1.5% of the aggregate brokerage commissions paid by the fund.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of    Fidelity Service Company,
Inc., P.O. Box 789, Boston, Massachusetts 02109    , whether other
persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FORM OF
AMENDED AND RESTATED DECLARATION OF TRUST

The language to be added to the current Declaration of Trust is ((underlined)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current
Declaration of Trust remain underlined in this Exhibit.

 ((AMENDED AND)) RESTATED DECLARATION OF TRUST, made [June 16, 1994] ((______, 1999)) by each of the Trustees whose signature is affixed hereto (the "Trustees")((.))

 WHEREAS, the Trustees desire to ((amend and)) restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; and

 WHEREAS, this Trust was initially made on November 8, 1974 by Edward
C. Johnson 3d, Caleb Loring, Jr., George K. McKenzie and William R. Spaulding in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this ((Amended and)) [r]((R))estated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

 SECTION 1. This Trust shall be known as [the] "Fidelity Commonwealth
Trust."

DEFINITIONS

 SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:

 (a) The [T]((t))erms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder));

 (b) (("Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;))

 (c) (("Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

 (d) (("Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

 [(c)] (((e))) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;

 [(d)] (((f))) "Shareholder" means a record owner of Shares of the Trust;

 [(f)] (((g))) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such [c]((C))lass or [c]((C))lasses of Shares as the Trustees may from time to time create and establish and including fractions of [s]((S))hares as well as whole [s]((S))hares ((as)) consistent with the requirements of Federal and/or state securities laws;

 (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III[.]((;))

 [(b)] (((i))) [The] "Trust" refers to Fidelity Commonwealth Trust ((and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series));

 [(e)] (((j))) [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))

 [(g)] (((k))) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II
PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or [c]((C))lasses ((of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited((.)) [and] [e]((E))ach Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders [or] of any Series or [c]((C))lass of [Shareholders of] the Trust [,] (((a))) to create and establish (and to change in any manner) Shares or any Series or [c]((C))lasses thereof with such preferences, voting powers, rights, and privileges as the Trustees may((,)) from time to time((,)) determine[,] ((; (b))) to divide or combine the Shares or any Series or [c]((C))lasses thereof into a greater or lesser number[,] ((; (c))) to classify or reclassify any issued Shares into one or more Series or [c]((C))lasses of Shares[,] ((; (d))) to abolish any one or more Series or Classes of Shares; and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.

[ESTABLISHMENT OF SERIES]
((ESTABLISHMENT OF SERIES AND CLASSES))

 SECTION 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

 SECTION 3. The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((as kept by the Trust or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash [or]((,)) securities((,)) ((or other property)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on [the] account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion [,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.

[ASSETS AND LIABILITIES OF SERIES]
((ASSETS AND LIABILITIES OF SERIES AND CLASSES))

 SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)), shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series ((or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((or of its agent or agents)) and shall be held by the Trustees in [T]((t))rust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series((, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class.)) Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustees((,)) in their sole discretion((,)) deem fair and equitable[.] ((and shall be referred to as "liabilities belonging to" that Series or Class.)) Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

[LIMITATION OF PERSONAL LIABILITY]
((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))

 SECTION 7. ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

 SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES; ELECTION))

 SECTION 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr., George K. McKenzie and William R. Spaulding and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of this
Article IV.]

TERM OF OFFICE OF TRUSTEES

 SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

 SECTION 4. In case of the declination, death, resignation, retirement, ((or)) removal [, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number[,] ((of the Trustees,)) or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of
Section 16(a) of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)).

[TEMPORARY ABSENCE OF TRUSTEE]
((TEMPORARY ABSENCE OF TRUSTEES))

 SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

 SECTION 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:

 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound [by] or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

 (d) To employ [a] ((one or more)) bank((s,)) [or] trust [company] ((companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

 (e) To retain a transfer agent and Shareholder servicing agent, or both.

 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

 (g) To set record dates in the manner hereinafter provided for.

 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,] ((investment adviser, manager,)) custodian((,)) [or] underwriter((, or other agent or independent contractor)).

 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].

 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).

 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate)), provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.

 (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

 (r) To borrow money((,)) and to pledge, mortgage((,)) or hypothecate the assets of the Trust((,)) subject to the applicable requirements of the 1940 Act.

 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

 (t) ((To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

 (((u) To interpret the investment policies, practices or limitations of any Series.))

 (((v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 [(t)] (((w))) Notwithstanding any other provision hereof, to invest all of the assets of any [s]((S))eries in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

 ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person [or] ((of)) any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any)).

ACTION BY THE TRUSTEES

 SECTION 3. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of the] ((at which)) the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((,)) [or] ((telefax)), telegram((, or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions[,]((;)) expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing [P]((p))rospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues[,]((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
AND TRANSFER AGENT

INVESTMENT ADVISER

 SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales((,)) or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

 SECTION 2. The Trustees may in their discretion from time to time enter into [(a)] ((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any [; and s] ((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 SECTION 3. The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into [a] ((one or more)) transfer agency and Shareholder service contract[(s)]((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] ((Such)) contracts shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

 SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) ([including any amendments thereof] or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to
Section 1 shall be effective unless assented to by a Majority
Shareholder Vote].

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 SECTION 1. The Shareholders shall have power to vote [(i)](((a))) for the election of Trustees as provided in Article IV, Section 2[,]((;)) [(ii)](((b))) for the removal of Trustees as provided in Article IV,
Section 3(d)[,]((;)) [(iii)](((c))) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5[,]((;)) [(iv)](((d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e))) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7[,]((;)) [(v)](((f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)](((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission ["the Commission"] or any [S]((s))tate, as the Trustees may consider desirable.

 On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except ((as provided in the following sentence and except)) [(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A [s]((S))hareholder of each Series ((or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) [per share] of such Series(( or Class thereof)) on any matter on which such [s]((S))hareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust,(( if any,)) to be taken by Shareholders.

MEETINGS

 SECTION 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, [as the same may be amended from time to time,] ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class))[,] then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

 SECTION 1. The Trustees shall at all times employ a bank((,)) [or] ((a company that is a member of a national securities exchange,)) trust company, ((or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, if any)):

 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

 (3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:

 (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

 (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((,)) [or] ((a company that is a member of a national securities exchange,)) trust company [organized under the laws of the United States or one of the states thereof and]((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital((,)) [and] surplus and [individual] ((undivided)) profits of at least two million dollars ($2,000,000)((,)) or such other [person] ((amount)) as [may] ((shall)) be [permitted] ((allowed)) by the Commission [or otherwise in accordance with] ((or by)) the 1940 Act [as from time to time amended].

[CENTRAL CERTIFICATE SYSTEM]
((CENTRAL DEPOSITORY SYSTEM))

 SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).

ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]
((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))

DISTRIBUTIONS

SECTION 1.

 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

 (b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, ((or Classes thereof,)) at the election of each Shareholder of that Series.

 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3 [hereof a "stock dividend"].

REDEMPTIONS

 SECTION 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

 SECTION 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series[,] ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees[;]((,)) provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value [par] ((per)) Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

 SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]
((INDEMNIFICATION OF COVERED PERSONS))

 SECTION 2.

 (a) Subject to the exceptions and limitations contained in Section
(b) below:

  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b) No indemnification shall be provided hereunder to a Covered
Person:

  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

   (A) by the court or other body approving the settlement;

   (B) by at least a majority of those Trustees who are neither
[i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((i))) such Covered Person shall have provided appropriate security for such undertaking[,]((;)) [(b)](((ii)))the Trust is insured against losses arising out of any such advance payments((;)) or [(c)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]
((INDEMNIFICATION OF SHAREHOLDERS))

 SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

[TRUST NOT A PARTNERSHIP]
((TRUST NOT A PARTNERSHIP, ETC.))

 SECTION 1. It is hereby expressly declared that a trust(( is created hereby)) and not a partnership [is created hereby]((,)) ((joint stock association, corporation, bailment, or any form of a legal relationship other than a trust)). No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

 SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]
((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

 [SECTION 4.]

 [(a)] ((SECTION 4.1. DURATION)). [This] ((The)) Trust shall continue without limitation of time((,)) but subject to the provisions of [sub-section (b) of this Section 4] ((this Article XII.))

 [(b)] [Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

  [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

  [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

[Upon making provision for the payment of such liabilities in either
(i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

 [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

  (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))

  (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

  (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))

 (((b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.))

 ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.))

 ((SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))

FILING OF COPIES, REFERENCES, AND HEADINGS

 SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d](D))eclaration of [t]((T))rust, references to this instrument[,] and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 SECTION 6. The Trust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions)).

AMENDMENTS

 SECTION 7. [If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case,] ((Except as specifically provided herein,)) the Trustees [shall] ((may, without shareholder vote,)) amend or otherwise supplement this [instrument,] ((Declaration of Trust)) by making ((an amendment,)) a [d]((D))eclaration of [t]((T))rust supplemental hereto[, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this
Article XII.] ((or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))

FISCAL YEAR

 SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

 ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

 (((b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument [this 16th day of June, 1994] ((as of the date set forth above)).

SIGNATURE LINES OMITTED

EXHIBIT 2

SUBADVISORY AGREEMENT

    This Agreement is entered into as of the 4th day of June, 1999,
among Fidelity     Commonwealth Trust, a Massachusetts business trust
(the "Trust"), on behalf of Spartan Market Index Fund, a series portfolio of the Trust (the "Portfolio"), Fidelity Management &
Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").

 WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated December 1, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and

 WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and

 WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;

 NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

I. APPOINTMENT OF SUBADVISER; COMPENSATION

 1.1 Appointment as Subadviser. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

 1.2 Scope of Investment Authority. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "Investment Company Act"), (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

  (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, provided that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 9.2 hereof.

 1.3 Appointment as Proxy Voting Agent. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

 1.4 Governing Documents. Manager will provide Subadviser with copies of (i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.

 1.5 Subadviser's Relationship. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

 1.6 Compensation. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.

II. SERVICES TO BE PERFORMED BY SUBADVISER

 2.1 Investment Advisory Services. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:

   (i) formulate and implement a continuous investment program for the Portfolio, including, without limitation, implementation of a securities lending program in accordance with the provisions of
Article III hereof;

   (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

   (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and

   (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.

  (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company Act) of the Trust, the Portfolio, Manager or Subadviser, provided that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.

 2.2. Administrative and Other Services. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio
(excluding determination of net asset values and shareholder accounting services).

  (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.

  (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

  (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.

  (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.

III. SECURITIES LENDING

 3.1. Appointment as Agent. For as long as this Agreement shall remain in effect, Subadviser is hereby authorized as the Portfolio's agent to lend on a disclosed basis the Portfolio's securities. Subadviser is further authorized as the Portfolio's agent to sign agreements with borrowers, ownership or other certificates as may be required by the Internal Revenue Service or any other tax authorities, and to take any other actions necessary to effect such loans.

 3.2. Indemnification. (a) In the event that any securities lending transaction is terminated and the loaned securities or any portion thereof shall not have been returned to the Portfolio by or on behalf of the borrower within the time specified by Subadviser's agreement with the borrower (the "Delivery Date"), Subadviser shall, at its expense, within one (1) business day after the Delivery Date replace the loaned securities (or any portion thereof not so returned) with a like amount of the loaned securities of the same issuer, class and denomination, and hold the Portfolio, the Trustees and Manager harmless from any brokerage commission, fees, taxes or other expenses incurred by Subadviser in the purchase of such replacement securities. If Subadviser is unable to purchase such replacement securities on the open market within one business day after the Delivery Date (the "Reimbursement Date"), Subadviser shall credit the Portfolio's account by the close of business on the Reimbursement Date with an amount of cash in U.S. dollars equal to (i) if the Portfolio shall continue to hold such unreturned loaned securities, the Market Value (as defined below) of such unreturned loaned securities determined at the close of business as of the Reimbursement Date, plus all financial benefits derived from the beneficial ownership of the unreturned loaned securities which have accrued on such securities whether or not received from borrower, or (ii) if the Portfolio shall have sold such securities prior to the Reimbursement Date, (x) the sale proceeds in respect of such sale, to the extent not received by the Portfolio, plus (y) any interest, penalties, fees or other costs, if any, incurred by the Portfolio as a direct result of a failure to settle such sale on a timely basis, provided that such interest, penalties, fees or other costs shall not include any consequential or special damages which may arise out of such failure to settle such sale on a timely basis. The "Market Value" of any securities on any given day shall be the fair market value of such security on such day, as determined in accordance with the Portfolio's valuation procedures and methods, as adopted by the Trustees.

  (b) In the event that Subadviser shall be required to make any payment to the Portfolio or shall incur any loss or expense pursuant to paragraph (a) above, it shall, to the extent of such payment or loss or expense, be subrogated to, and succeed to, all of the Portfolio's rights against the borrower and to the collateral involved. To the extent the collateral consists of cash or securities issued or guaranteed by the United States Government or its agencies, the Portfolio shall contemporaneously with any such payment to the Portfolio by Subadviser surrender same to Subadviser for its sole disposition.

  (c) Notwithstanding the foregoing, in no event shall Subadviser incur liability pursuant to paragraph (a) above if Subadviser is prevented, forbidden or delayed from causing a loaned security to be returned to the Portfolio by the applicable Delivery Date by reason of
(i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof, or of any court of competent jurisdiction; or (ii) any act of God or war or other similar circumstance beyond the control of Subadviser unless, in each case, such delay or nonperformance is caused by (A) the negligence, misfeasance or misconduct of Subadviser or any of its directors, officers, employees or agents, or (B) a malfunction or failure of equipment operated or utilized by Subadviser other than a malfunction or failure beyond Subadviser's control and which could not have been reasonably anticipated and/or prevented by Subadviser.

 3.3. Market Risk. The Portfolio acknowledges that any cash collateral provided by a borrower in respect of a securities lending transaction may be invested by Subadviser on the Portfolio's behalf at the Portfolio's risk, and if, upon termination of any loan, the cash collateral held by Subadviser for Portfolio's account is less than the amount required to be returned to the borrower under Subadviser's agreement with the borrower, the Portfolio will provide borrower with cash in the amount of any such deficiency.

 3.4. Subadviser's Relationships with Borrowers. The Portfolio acknowledges that Subadviser or its affiliates may be a creditor of, for its own account or in a fiduciary capacity, or generally engage in any kind of commercial or investment banking business with, a borrower, to whom Subadviser has lent the Portfolio's securities. Without limiting the generality of the foregoing, Subadviser shall not be required to disclose to the Portfolio or Manager any financial information about a borrower obtained in the course of its relationship with such borrower.

 3.5 Securities Lending Procedures. Subadviser's securities lending activities on behalf of the Portfolio shall be governed by such procedures as shall be adopted by the Trustees or Manager, as the same may be amended from time to time.

IV. COMPLIANCE; CONFIDENTIALITY

 4.1 Compliance. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

  (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

 4.2 Confidentiality. The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 4.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

V. LIABILITY OF SUBADVISER

 5.1 Liability; Standard of Care. Notwithstanding anything herein to the contrary, except as provided in Section 3.2 hereof, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

 5.2 Indemnification. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

  (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

VI. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE

 6.1 Supplemental Arrangements. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

 6.2 Expenses. It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

 6.3 Insurance. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.

VII. CONFLICTS OF INTEREST

 7.1 Conflicts of Interest. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.

VIII. REGULATION

 8.1 Regulation. Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

IX. DURATION AND TERMINATION OF AGREEMENT

 9.1 Effective Date; Duration; Continuance. (a) This Agreement shall
become effective on    June 4, 1999.

  (b) Subject to prior termination pursuant to Section 9.2 below, this
Agreement    shall continue in force until July 31, 1999, and
indefinitely thereafter, but only     so long as the continuance after
such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

  (c) Shareholder approval of this Agreement or any continuance of this Agreement, if required, shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.

 9.2 Termination and Assignment. This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or
(iv) by Subadviser.

  (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

 9.3 Definitions. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission.

X. REPRESENTATIONS, WARRANTIES AND COVENANTS

 10.1 Representations of the Portfolio. The Trust, on behalf of the Portfolio, represents and warrants that:

  (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

  (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;

  (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;

  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.

 10.2 Representations of the Manager. The Manager represents, warrants and agrees that:

  (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

  (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

  (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract;

  (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

  (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

 10.3 Representations of Subadviser. Subadviser represents, warrants and agrees that:

  (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;

  (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a) (2) of the Advisers Act or an "insurance company" as defined in Section 202
(a) (2) of the Advisers Act.

  (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

 10.4 Covenants of Subadviser. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

   (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;

   (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;

   (iii) any event that would constitute a change in control of Subadviser;

   (iv) any change in the portfolio manager of the Portfolio; and

   (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.

  (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 4.1.

XI. MISCELLANEOUS PROVISIONS

 11.1 Use of Subadviser's Name. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

 11.2 Use of Trust or Manager's Name. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

 11.3 Amendments. This Agreement may only be amended with the prior written consent of each of the parties hereto and if such amendment is specifically approved (i) by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any person to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment.

 11.4 Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.

 11.5 Captions. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

 11.6 Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 11.6.

 11.7 Severability. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

 11.8 Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

 11.9 Limitation of Liability. A copy of the Declaration of Trust establishing the Trust, dated November 8, 1974, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

SIGNATURE LINES OMITTED

APPENDIX A

 Pursuant to Section 1.6 of the Subadvisory Agreement among Fidelity Commonwealth Trust (the "Trust"), on behalf of Spartan Market Index Fund (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:

 1. Fees Payable by Manager. Manager will pay Subadviser a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

 Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

 Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.

 2. Fees Payable by Trust. The Trust, on behalf of the Portfolio, shall pay Subadviser a monthly fee equal to 40% of the Portfolio's aggregate Net Securities Lending Income (as defined below) attributable to the securities lending activities conducted by Subadviser on the Portfolio's behalf. For purposes of this Paragraph 2, the Portfolio's aggregate "Net Securities Lending Income" for any given month shall be calculated in accordance with the following provisions:

  (a) Loans Collateralized by Cash. For securities lending transactions collateralized by cash, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the income earned by the Portfolio from investing such cash collateral during such month, plus (ii) if such cash collateral is invested in a money market fund or similar investment vehicle managed by Subadviser or its affiliates, an amount equal to the Portfolio's pro rata share (calculated by dividing the average daily amount of the Portfolio's cash collateral so invested during such month by the average daily net assets of such investment vehicle for such month) of the Total Operating Expenses (as defined below) accrued by such investment vehicle in respect of such month, less (iii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions during such month. For purposes of this subparagraph 2(a), an investment vehicle's "Total Operating Expenses" shall consist of "Management Fees," "Rule 12b-1 Fees," and "Other Expenses," as such terms are defined in paragraphs 8, 9, and 10, respectively, of the instructions to Part A, Item 2 of the form of registration statement promulgated by the Securities and Exchange Commission on Form N-1A, as the same may be amended from time to time.

  (b) Loans Collateralized by Securities. For securities lending transactions collateralized by securities or a letter of credit, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the securities lending fees paid by the borrower to the Portfolio in respect of such transactions, less (ii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions.

  (c) Substitute Payments. Substitute payments received by the Portfolio from a borrower in lieu of any dividends, distributions or other financial benefits paid out in respect of a loaned security shall not be considered part of the Portfolio's Net Securities Lending Income for purposes of calculating the fee payable by the Portfolio pursuant to this Paragraph 2, except that (i) to the extent that any such substitute payment exceeds the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be increased by an amount equal to the difference, and (ii) to the extent that any such substitute payment is less than the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be decreased by an amount equal to the difference.

 The fees payable by the Portfolio pursuant to this Paragraph 2 shall accrue daily and shall be paid to Subadviser monthly within twelve business days of the end of each calendar month. If the Portfolio's aggregate Net Securities Lending Income for any calendar month shall be a negative amount, the fee payable by the Portfolio for such month pursuant to this Paragraph 2 shall be zero, and an amount equal to 40% of such negative Net Securities Lending Income shall be carried forward and applied against future fees earned by Subadviser pursuant to this Paragraph 2 for a period not to exceed 3 calendar months.

 Subadviser agrees to look exclusively to the assets of the Portfolio, and not to any other assets of the Trust or Manager, for the payment of Subadviser's fees arising under this Paragraph 2.

EXHIBIT 3

   ((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUBADVISORY AGREEMENT

 This Agreement is entered into    as     of the [4th]
   ((    ___   ))     day of [June]    ((    _______   ))    , 1999,
among Fidelity Commonwealth Trust, a Massachusetts business trust (the "Trust"), on behalf of Spartan Market Index Fund, a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").

 WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated December 1, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and

 WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and

 WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;

 NOW   ,     THEREFORE, in consideration of the mutual covenants
contained herein, the parties agree as follows:

I. APPOINTMENT OF SUBADVISER; COMPENSATION

 1.1 Appointment as Subadviser. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

 1.2 Scope of Investment Authority. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the
requirements of the Investment Company Act of 1940    [and rules
thereunder]    , as amended [from    time     to time] (the
"Investment Company Act")    ((and the rules thereunder))    , (iii)
the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

  (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, provided that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in
accordance with the provisions of Section    [9.2] ((8.2))     hereof.

 1.3 Appointment as Proxy Voting Agent. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

 1.4 Governing Documents. Manager will provide Subadviser with copies of (i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.

 1.5 Subadviser's Relationship. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

 1.6 Compensation. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.

II. SERVICES TO BE PERFORMED BY SUBADVISER

 2.1 Investment Advisory Services. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:

   (i) formulate and implement a continuous investment program for the
Portfolio    [, including, without limitation, implementation of a
securities lending program in accordance with the provisions of
Article III hereof]    ;

   (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

   (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and

   (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.

  (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company Act) of the Trust, the Portfolio, Manager or Subadviser, provided that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.

 2.2. Administrative and Other Services. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio
(excluding determination of net asset values and shareholder accounting services).

  (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolio.

  (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

  (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.

  (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.

   [III. SECURITIES LENDING

    3.1. Appointment as Agent. For as long as this Agreement shall remain in effect, Subadviser is hereby authorized as the Portfolio's agent to lend on a disclosed basis the Portfolio's securities. Subadviser is further authorized as the Portfolio's agent to sign agreements with borrowers, ownership or other certificates as may be required by the Internal Revenue Service or any other tax authorities, and to take any other actions necessary to effect such loans.

    3.2. Indemnification. (a) In the event that any securities lending transaction is terminated and the loaned securities or any portion thereof shall not have been returned to the Portfolio by or on behalf of the borrower within the time specified by Subadviser's agreement with the borrower (the "Delivery Date"), Subadviser shall, at its expense, within one (1) business day after the Delivery Date replace the loaned securities (or any portion thereof not so returned) with a like amount of the loaned securities of the same issuer, class and denomination, and hold the Portfolio, the Trustees and Manager harmless from any brokerage commission, fees, taxes or other expenses incurred by Subadviser in the purchase of such replacement securities. If Subadviser is unable to purchase such replacement securities on the open market within one business day after the Delivery Date (the "Reimbursement Date"), Subadviser shall credit the Portfolio's account by the close of business on the Reimbursement Date with an amount of cash in U.S. dollars equal to (i) if the Portfolio shall continue to hold such unreturned loaned securities, the Market Value (as defined below) of such unreturned loaned securities determined at the close of business as of the Reimbursement Date, plus all financial benefits derived from the beneficial ownership of the unreturned loaned securities which have accrued on such securities whether or not received from borrower, or (ii) if the Portfolio shall have sold such securities prior to the Reimbursement Date, (x) the sale proceeds in respect of such sale, to the extent not received by the Portfolio, plus (y) any interest, penalties, fees or other costs, if any, incurred by the Portfolio as a direct result of a failure to settle such sale on a timely basis, provided that such interest, penalties, fees or other costs shall not include any consequential or special damages which may arise out of such failure to settle such sale on a timely basis. The "Market Value" of any securities on any given day shall be the fair market value of such security on such day, as determined in accordance with the Portfolio's valuation procedures and methods, as adopted by the Trustees.

     (b) In the event that Subadviser shall be required to make any payment to the Portfolio or shall incur any loss or expense pursuant to paragraph (a) above, it shall, to the extent of such payment or loss or expense, be subrogated to, and succeed to, all of the Portfolio's rights against the borrower and to the collateral involved. To the extent the collateral consists of cash or securities issued or guaranteed by the United States Government or its agencies, the Portfolio shall contemporaneously with any such payment to the Portfolio by Subadviser surrender same to Subadviser for its sole disposition.

     (c) Notwithstanding the foregoing, in no event shall Subadviser incur liability pursuant to paragraph (a) above if Subadviser is prevented, forbidden or delayed from causing a loaned security to be returned to the Portfolio by the applicable Delivery Date by reason of
(i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof, or of any court of competent jurisdiction; or (ii) any act of God or war or other similar circumstance beyond the control of Subadviser unless, in each case, such delay or nonperformance is caused by (A) the negligence, misfeasance or misconduct of Subadviser or any of its directors, officers, employees or agents, or (B) a malfunction or failure of equipment operated or utilized by Subadviser other than a malfunction or failure beyond Subadviser's control and which could not have been reasonably anticipated and/or prevented by Subadviser.

    3.3. Market Risk. The Portfolio acknowledges that any cash collateral provided by a borrower in respect of a securities lending transaction may be invested by Subadviser on the Portfolio's behalf at the Portfolio's risk, and if, upon termination of any loan, the cash collateral held by Subadviser for Portfolio's account is less than the amount required to be returned to the borrower under Subadviser's agreement with the borrower, the Portfolio will provide borrower with cash in the amount of any such deficiency.

    3.4. Subadviser's Relationships with Borrowers. The Portfolio acknowledges that Subadviser or its affiliates may be a creditor of, for its own account or in a fiduciary capacity, or generally engage in any kind of commercial or investment banking business with, a borrower, to whom Subadviser has lent the Portfolio's securities. Without limiting the generality of the foregoing, Subadviser shall not be required to disclose to the Portfolio or Manager any financial information about a borrower obtained in the course of its relationship with such borrower.

    3.5 Securities Lending Procedures. Subadviser's securities lending activities on behalf of the Portfolio shall be governed by such procedures as shall be adopted by the Trustees or Manager, as the same may be amended from time to time.]

   [IV.] ((III.))     COMPLIANCE; CONFIDENTIALITY

    [4.1] ((3.1))     Compliance. (a) Subadviser will comply with (i)
all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

  (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

    [4.2] ((3.2))     Confidentiality. The parties to this Agreement
agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of
this Section    [4.2] ((3.2))     or which is required to be disclosed
by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

   [V.] ((IV))     LIABILITY OF SUBADVISER

    [5.1] ((4.1))     Liability; Standard of Care. Notwithstanding
anything herein to the contrary,    [except as provided in Section 3.2
hereof,]     neither Subadviser, nor any of its directors, officers or
employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

    [5.2] ((4.2))     Indemnification. (a) Subadviser agrees to
indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

  (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

   [VI.] ((V.))     SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE

    [6.1] ((5.1))     Supplemental Arrangements. Subject to the prior
written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

    [6.2] ((5.2))     Expenses. It is understood that the Portfolio
will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses;
(v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums for fidelity bond and other coverage; (x) investment management fees;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolio to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

    [6.3] ((5.3))     Insurance. Subadviser shall maintain for the
duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.

   [VII.] ((VI.))     CONFLICTS OF INTEREST

    [7.1] ((6.1))     Conflicts of Interest. It is understood that the
Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.

   [VIII.] ((VII.))     REGULATION

    [8.1] ((7.1))     Regulation. Subadviser shall submit to all
regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

   [IX.] ((VIII.))     DURATION AND TERMINATION OF AGREEMENT

    [9.1] ((8.1))     Effective Date; Duration; Continuance. (a) This
Agreement shall become effective on    [June 4] ((______))    , 1999.

  (b) Subject to prior termination pursuant to Section    [9.2]
((8.2))     below, this Agreement shall continue in force until July
31,    [1999] ((2000))    , and indefinitely thereafter, but only so
long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

  (c)    ((The required)) [S]((s))    hareholder approval of this
Agreement or any continuance of this Agreement    [, if required,]
    shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.

    [9.2] ((8.2)) Termination and Assignmen t. (((a))) This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or (iv) by Subadviser.

  (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

    [9.3] ((8.3))     Definitions. The terms "registered investment
company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange
Commission    ((("Commission")))    .

   [X.] ((IX.))     REPRESENTATIONS, WARRANTIES AND COVENANTS

    [10.1] ((9.1))     Representations of the Portfolio. The Trust, on
behalf of the Portfolio, represents and warrants that:

  (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

  (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;

  (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;

  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.

    [10.2] ((9.2))     Representations of the Manager. The Manager
represents, warrants and agrees that:

  (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

  (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

  (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract.

  (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

  (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

    [10.3] ((9.3))     Representations of Subadviser. Subadviser
represents, warrants and agrees that:

  (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;

  (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a) (2) of the Advisers Act or an "insurance company" as defined in Section 202
(a) (2) of the Advisers Act.

  (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

    [10.4] ((9.4))     Covenants of the Subadviser. (a) Subadviser
will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

   (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;

   (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;

   (iii) any event that would constitute a change in control of Subadviser;

   (iv) any change in the portfolio manager of the Portfolio; and

   (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.

  (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by
Subadviser pursuant to Section    [4.1] ((3.1))    .

   [XI.] ((X.))     MISCELLANEOUS PROVISIONS

    [11.1] ((10.1))     Use of Subadviser's Name. Neither the Trust
nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

    [11.2] ((10.2))     Use of Trust or Manager's Name. Subadviser
will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

    [11.3] ((10.3)) Amendments. This Agreement may [only be amended with the prior written consent of each of the parties hereto and if such amendment is specifically approved (i) by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any person to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment] ((be modified by mutual consent of the Manager, the Subadviser and the Portfolio subject to the provisions of Section 15 of the Investment Company Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretive releases of, the Commission)).

 [11.4] ((10.4))     Entire Agreement. This Agreement contains the
entire understanding and agreement of the parties with respect to the subject hereof.

    [11.5] ((10.5))     Captions. The headings in the sections of this
Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

    [11.6] ((10.6))     Notices. All notices required to be given
pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance
with this Section    [11.6] ((10.6))    .

    [11.7] ((10.7))     Severability. Should any portion of this
Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

    [11.8] ((10.8))     Governing Law. The provisions of this
Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

    [11.9] ((10.9))     Limitation of Liability.    A copy of the
Declaration of Trust establishing the Trust, dated November 8,
1974,        together with all amendments, is on file in the office of
the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

SIGNATURE LINES OMITTED

APPENDIX A

 Pursuant to Section 1.6 of the Subadvisory Agreement among Fidelity Commonwealth Trust (the "Trust"), on behalf of Spartan Market Index Fund (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:

 1. Fees Payable by Manager. Manager will pay Subadviser a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

 Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

 Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.

    [2. Fees Payable by Trust. The Trust, on behalf of the Portfolio, shall pay Subadviser a monthly fee equal to 40% of the Portfolio's aggregate Net Securities Lending Income (as defined below) attributable to the securities lending activities conducted by Subadviser on the Portfolio's behalf. For purposes of this Paragraph 2, the Portfolio's aggregate "Net Securities Lending Income" for any given month shall be calculated in accordance with the following provisions:

     (a) Loans Collateralized by Cash. For securities lending transactions collateralized by cash, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the income earned by the Portfolio from investing such cash collateral during such month, plus (ii) if such cash collateral is invested in a money market fund or similar investment vehicle managed by Subadviser or its affiliates, an amount equal to the Portfolio's pro rata share (calculated by dividing the average daily amount of the Portfolio's cash collateral so invested during such month by the average daily net assets of such investment vehicle for such month) of the Total Operating Expenses (as defined below) accrued by such investment vehicle in respect of such month, less (iii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions during such month. For purposes of this subparagraph 2(a), an investment vehicle's "Total Operating Expenses" shall consist of "Management Fees," "Rule 12b-1 Fees," and "Other Expenses," as such terms are defined in paragraphs 8, 9, and 10, respectively, of the instructions to Part A, Item 2 of the form of registration statement promulgated by the Securities and Exchange Commission on Form N-1A, as the same may be amended from time to time.

     (b) Loans Collateralized by Securities. For securities lending transactions collateralized by securities or a letter of credit, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the securities lending fees paid by the borrower to the Portfolio in respect of such transactions, less (ii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions.

     (c) Substitute Payments. Substitute payments received by the Portfolio from a borrower in lieu of any dividends, distributions or other financial benefits paid out in respect of a loaned security shall not be considered part of the Portfolio's Net Securities Lending Income for purposes of calculating the fee payable by the Portfolio pursuant to this Paragraph 2, except that (i) to the extent that any such substitute payment exceeds the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be increased by an amount equal to the difference, and (ii) to the extent that any such substitute payment is less than the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be decreased by an amount equal to the difference.

    The fees payable by the Portfolio pursuant to this Paragraph 2 shall accrue daily and shall be paid to Subadviser monthly within twelve business days of the end of each calendar month. If the Portfolio's aggregate Net Securities Lending Income for any calendar month shall be a negative amount, the fee payable by the Portfolio for such month pursuant to this Paragraph 2 shall be zero, and an amount equal to 40% of such negative Net Securities Lending Income shall be carried forward and applied against future fees earned by Subadviser pursuant to this Paragraph 2 for a period not to exceed 3 calendar months.

    Subadviser agrees to look exclusively to the assets of the Portfolio, and not to any other assets of the Trust or Manager, for the payment of Subadviser's fees arising under this Paragraph 2.]


EXHIBIT 4

   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS (A)

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)(D)


INDEX FUNDS

Variable Insurance Products II:   12/31/98            $ 2,874.6           0.17%*
 Index 500

Spartan Extended Market Index     2/28/99              49.4               0.00*

Spartan International Index       2/28/99              33.9               0.00*

Spartan Total Market Index        2/28/99              98.8               0.00*

Spartan U.S. Equity Index         2/28/99              13,107.3           0.01*

Spartan Market Index              4/30/99              6,539.8            0.03*



   (a) All fund data are as of the fiscal year end noted in the chart.

   (b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
   (d) For Spartan Extended Market Index, Spartan International Index, and Spartan Total Market Index, the funds paid sub-advisory fees of 0.06%, 0.01%, and 0.02%, respectively, of their average net assets to Bankers Trust Company. For Variable Insurance Products II: Index 500, Spartan U.S. Equity Index, and Spartan Market Index, the funds paid sub-advisory fees of less than 0.01% of their average net assets to Bankers Trust Company. Sub-advisory fees paid by the funds associated with securities lending are not eligible for reimbursement.

EXHIBIT 5




   BANKERS TRUST COMPANY PROPRIETARY FUNDS

FUND                            NET ASSETS UNDER MANAGEMENT  ADVISORY FEES PAYABLE TO BT
                                5-31-99

S&P INDEX FUNDS

Equity Index Portfolio (a) (b)   $ 6,607,007,085             0.075%

Includes the following feeder
funds:

 BT Inst'l: Equity 500 Index     $ 2,391,761,781
Fund (c)

 BT Pyramid Investment Equity    $ 929,474,411
500   Index (d)

 USAA S&P 500 Index (e)          $ 2,713,859,248

 Amer AADV: S&P 500 - AMR        $ 322,610,586
Class (f)

 Amer AADV: S&P 500 -            $ 3,632,960
Mileage Fund (f)

 Scudder S&P 500 Index (g)       $ 244,805,518

BT Insur: Equity 500 Index       $ 111,273,342               0.20%
(Variable Annuity) (a) (h)

EAFE INDEX FUNDS

BT Inv Port: EAFE Equity         $ 58,523,081                0.25%
Index Portfolio (a) (b)

Includes the following feeder
fund:

 BT ADV: EAFE Equity Index       $ 58,545,887
Fund -   Inst'l Cl (c)

BT Insur: EAFE Equity Index      $ 42,502,488                0.45%
Fund  (Variable Annuity) (a)
(h)

RUSSELL 2000 INDEX FUNDS

BT Inv Port: Small Cap Index     $ 120,320,401               0.15%
Portfolio (a) (b)

Includes the following feeder
fund:

 BT ADV: Small Cap Index Fund    $ 89,651,365
-   Inst'l Cl (c)

BT Insur: Small Cap Index        $ 31,853,002                0.35%
Fund  (Variable Annuity) (a)
(h)



   (a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.
   (b) Master portfolio not available for direct retail purchase.
   (c) Feeder fund available to institutional investors through BT.
   (d) Feeder fund available to retail investors through BT.
   (e) Feeder fund available to customers of United States Automobile Association and retail public.
   (f) Feeder fund available to customers of American Airlines.
   (g) Feeder fund available to customers of Scudder, Stevens & Clark: commenced operations on August 29, 1997.
   (h) Available only through variable annuity products: the EAFE Equity Index Fund and Small Cap Index Fund of the BT Insurance Funds Trust commenced operations on August 22, 1997.

   BANKERS TRUST COMPANY THIRD PARTY SUB-ADVISED FUNDS

FUND                             ASSETS UNDER MANAGEMENT 5-31-99  FEE SCHEDULE


VALIC - American General                                          A monthly fee computed at the
Series Portfolio:                 $ 814,774,297                   annual rate of 0.03% on the
MidCap Index Fund (a)                                             first $300 million and 0.02%
                                                                  on assets over $300 million
                                                                  for the MidCap Index Fund,
                                                                  0.02% on the first $2
                                                                  billion and 0.01% on assets
                                                                  over $2 billion for the
                                                                  Stock Index Fund and 0.03%
                                                                  on the first $150 million
                                                                  and 0.02% on assets over
                                                                  $150 million for the Small
                                                                  Cap Index Fund.
                                                                  Notwithstanding the above
                                                                  provision, VALIC is required
                                                                  to pay a minimum annual
                                                                  sub-advisory fee of $50,000
                                                                  to BT for the Small Cap
                                                                  Index Fund. There are no
                                                                  minimum sub-advisory fees
                                                                  for the Stock Index Fund or
                                                                  the MidCap Index Fund. The
                                                                  Investment Sub-Advisory
                                                                  Agreements require that each
                                                                  Sub-Adviser promptly reduce
                                                                  its monthly fee by the
                                                                  amount of any commission,
                                                                  tender and exchange offer
                                                                  solicitation fees, other
                                                                  fees or similar payments
                                                                  received by the Sub-Adviser,
                                                                  or any affiliated person of
                                                                  the Sub-Adviser, in
                                                                  connection with Sub-Advised
                                                                  Fund portfolio transactions.

Stock Index Fund (a)              $ 4,624,973,419

Small Cap Index Fund (a)          $ 223,185,980

VALIC - American General                                          A monthly fee computed at the
Series Portfolio Company 2        $ 12,489,608                    annual rate of 0.03% of the
(Class A Shares, Class B                                          average daily net asset
Shares):                                                          values of the portion of the
Stock Index Fund (a)                                              Small Cap Value Fund
                                                                  portfolio that BT manages.
                                                                  With respect to the Stock
                                                                  Index Fund, VALIC shall pay
                                                                  to BT a monthly fee computed
                                                                  at the annual rate of 0.02%
                                                                  of the first $2 billion and
                                                                  0.01% of average daily net
                                                                  asset values on the excess
                                                                  over $2 billion. VALIC shall
                                                                  pay BT a monthly fee
                                                                  computed at the annual rate
                                                                  of 0.03% of the first $300
                                                                  million and 0.02% of average
                                                                  daily net asset values on
                                                                  the excess over $300 million
                                                                  of the MidCap Index Fund,
                                                                  and 0.03% of the first $150
                                                                  million and 0.02% of average
                                                                  daily net asset values on
                                                                  the excess over $150 million
                                                                  of the Small Cap Index Fund.

MidCap Index Fund (a)             $ 6,585,995

Small Cap Index Fund (a)          $ 6,109,550

Small Cap Value Fund (a) (b)      $ 2,904,138

American General Series                                           A monthly fee computed at the
Portfolio Company 3:              $ 3,273,066                     annual rate of 0.03% of the
Small Cap Value Fund (a) (b)                                      average daily net asset
                                                                  value of the portion of the
                                                                  Small Cap Value Fund
                                                                  portfolio that BT manages.

EQ Advisors Trust:

BT Equity 500 Index  Fund (a)     $ 392,561,486                   0.05% of the Portfolio's
                                                                  average daily net assets

BT Small Company Index Fund (a)   $ 41,807,938                    0.05% of the Portfolio's
                                                                  average daily net assets

BT International Equity Index     $ 62,195,249                    0.15% of the Portfolio's
Fund (a)                                                          average daily net assets

FUND                             ASSETS UNDER MANAGEMENT 5-31-99  FEE SCHEDULE

Pacific Mutual:                                                   A fee is paid at the
Equity Index Portfolio (a)        $ 1,808,280,989                 beginning of each calendar
                                                                  quarter, based on an annual
                                                                  percentage of the combined
                                                                  daily net assets of the
                                                                  Equity Index and Small-Cap
                                                                  Index Portfolios, according
                                                                  to the following schedule,
                                                                  subject to a minimum annual
                                                                  fee of $100,000:  0.08% on
                                                                  first $100 million; 0.04% on
                                                                  next $100 million; 0.02% on
                                                                  excess.

Small-Cap Index Portfolio (a)     $ 42,738,313

Scudder Kemper Investments                                        The fee paid to the
Inc.:                              $ 464,922,428                  Sub-Adviser is calculated on
AARP U.S. Stock Index  Fund (a)                                   a quarterly basis and
                                                                  depends on the level of
                                                                  total assets in the AARP
                                                                  U.S. Stock Index Fund.  The
                                                                  fee rate decreases as the
                                                                  level of total assets for
                                                                  the Fund increases.  The fee
                                                                  rate for each level of
                                                                  assets is: 0.07% of the
                                                                  first $100 million of
                                                                  average daily net assets,
                                                                  0.03% of such assets in
                                                                  excess of $100 million, and
                                                                  0.01% of such assets in
                                                                  excess of $200 million with
                                                                  a minimum annual fee of
                                                                  $75,000.

SunAmerica Asset Management
Corporation:                      $ 5,142,375                     0.10% - first $500 million
Large-Cap Growth  Portfolio                                       0.03% - over $500 million
(a) (b)

Large-Cap Composite               $ 5,308,328                     0.05% - first $500 million
Portfolio (a) (b)                                                 0.03% - over $500 million

Large-Cap Value  Portfolio        $ 5,470,359                     0.10% - first $500 million
(a) (b)                                                           0.03% - over $500 million

Mid-Cap Growth  Portfolio (a)     $ 5,380,426                     0.10% - first $500 million
(b)                                                               0.03% - over $500 million

Mid-Cap Value  Portfolio (a)      $ 5,504,588                     0.10% - first $500 million
(b)                                                               0.03% - over $500 million

Small-Cap  Portfolio (a) (b)      $ 5,350,213                     0.07% - first $500 million
                                                                  0.03% - over $500 million

International Equity              $ 5,069,965                     0.15% - first $500 million
Portfolio (a) (b)                                                 0.05% - over $500 million

Diversified Fixed Income          $ 5,245,870                     0.12% - first $500 million
Portfolio (a) (b)                                                 0.08% - over $500 million

For all SunAmerica Portfolios
listed here, the aggregate
annual fees paid to
Sub-Adviser are subject to
the following minimum: First
Year (April 1999 through
March 2000) - no minimum;
Second Year (April 2000
through March 2001) -
$300,000 total for the
Portfolios combined; Third
Year (April 2001, through
March 2002) - $600,000 total
for the Portfolios combined;
Fourth Year (April 2002,
through March 2003) -
$850,000 total for the
Portfolios combined; Each
Subsequent Year (beginning
April 2003) - $850,000 total
for the Portfolios combined.



   (a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.
   (b) BT acts as Sub-Adviser of the portion of the portfolio of this fund which invests according to an investment strategy that seeks to replicate a securities index.

EXHIBIT 6

   BANKERS TRUST COMPANY - DIRECTORS

NAME AND PRINCIPAL OCCUPATION      BUSINESS ADDRESS


Mr. Josef Ackermann, Member,       Deutsche Bank AG Taunusanlage
Board of Managing Directors,       12 D-60262 Frankfurt am Main
Deutsche Bank AG                   Federal Republic of Germany

Mr. Robert B. Allardice III,       Deutsche Bank Americas
Executive Vice President,          Holding Corp. 31 West 52nd
Deutsche Bank Americas             Street New York, New York
Holding Corp.                      10019

Mr. George B. Beitzel,             29 King Street Chappaqua, NY
Director of various                10514-3432
corporations

Mr. William R. Howell,             J.C. Penney Company, Inc.
Chairman Emeritus, J.C.            P.O. Box 10001 Dallas, TX
Penney Company, Inc.               75301-1109

Mr. Hermann-Josef Lamberti,        Deutsche Bank AG Taunusanlage
Member, Board of Managing          12 D-60262 Frankfurt am Main
Directors, Deutsche Bank AG        Federal Republic of Germany

*Mr. Frank N. Newman,              Bankers Trust Company 130
Chairman of the Board, Chief       Liberty Street New York, NY
Executive Officer and              10006
President, Bankers Trust
Corporation and Bankers
Trust Company

Mr. John A. Ross, Regional         Deutsche Bank Americas
Chief Executive Officer,           Holding Corp. 31 West 52nd
Deutsche Bank Americas             Street New York, New York
Holding Corp.                      10019

*Effective June 30, 1999,
Frank N. Newman resigned as
Chairman of the Board, Chief
Executive Officer and
President, Bankers Trust
Corporation and Bankers
Trust Company. It is
anticipated that the
vacancies that resulted from
Mr. Newman's resignation
will be filled at the next
Board of Directors meeting,
which is currently scheduled
to take place on July 22,
1999.



FMI-pxs-0799 CUSIP#315912204/FUND#317
1.720682.100

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY COMMONWEALTH TRUST: SPARTAN MARKET INDEX FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d,    Marvin L. Mann    , and Eric D. Roiter, or any one
or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST: SPARTAN MARKET INDEX FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date      , 1999

Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip # 315912204/fund #317

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

   Please fold and detach card at perforation before mailing.

----------------------------------------------------------------------

   Please vote by filling in the boxes below.


1.  To elect the twelve nominees  FOR all nominees listed   WITHHOLD authority to vote  1.
    specified below as Trustees:  (except as marked to the  for all nominees.
    (01) Ralph F. Cox, (02)       contrary at left).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) E.                                  [  ]
    Bradley Jones, (06) Donald    [  ]
    J. Kirk, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    and (12) Thomas R. Williams

    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________

                                       FOR   AGAINST  ABSTAIN


2.     To ratify the selection of      [  ]  [  ]     [  ]     2.
       Deloitte & Touche LLP as
       independent accountants of
       the fund.

3.     To authorize the Trustees to    [  ]  [  ]     [  ]     3.
       adopt an amended and
       restated Declaration of Trust.

4(a).  To approve an interim           [  ]  [  ]     [  ]     4(a).
       sub-advisory agreement with
       Bankers Trust Company for
       the fund.

4(b).  To approve a new sub-advisory   [  ]  [  ]     [  ]     4(b).
       agreement with Bankers Trust
       Company for the fund.

5.     To approve a new                [  ]  [  ]     [ ]      5.
       "manager-of-managers"
       arrangement for the fund.



FMI-pxc-0799        cusip # 315912204/fund #317

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

SPARTAN(Registered trademark) MARKET INDEX FUND

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of Spartan Market Index Fund will be held on September 15, 1999. The purpose of the meeting is to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
You are being asked to vote on the following proposals:
1. To elect a Board of Trustees.
2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.
3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
4(a). To approve an interim sub-advisory agreement with Bankers Trust Company for the fund.
4(b). To approve a new sub-advisory agreement with Bankers Trust Company for the fund.
5. To approve a new "manager-of-managers" arrangement for the fund.

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. They also sign or certify any financial statements of the fund that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY IS THE FUND PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the fund's shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.

WHY IS AN INTERIM SUB-ADVISORY AGREEMENT BEING PROPOSED FOR THE FUND? (PROPOSAL 4(A))
The fund's current sub-adviser, Bankers Trust Company (BT), is a wholly owned subsidiary of Bankers Trust Corporation (BT Corporation). On June 4, 1999, a wholly owned subsidiary of Deutsche Bank AG merged with BT Corporation (BT Merger). The BT Merger may be considered a change of control of BT, resulting in the assignment and automatic termination of the fund's sub-advisory agreement with BT.

On May 25, 1999, the SEC granted BT an exemptive order permitting the fund's interim sub-advisory agreement to take effect, without prior shareholder approval, on June 4, 1999. Pursuant to the order, the fund's sub-advisory agreement may remain in effect, for an interim period of up to 150 days, through the date on which it is approved (or disapproved) by the fund's shareholders.

Therefore, in order for BT to continue to serve as sub-adviser to the fund, it is necessary for the fund's shareholders to approve an interim sub-advisory agreement with BT. Other than the commencement and termination dates, the fund's interim sub-advisory agreement is identical to the sub-advisory agreement that was in effect with respect to the fund prior to the BT Merger. BT receives fees at the same rates and expects to continue to provide the same level and quality of investment management and securities lending services to the fund under the interim sub-advisory agreement as it did under the prior sub-advisory agreement. Please refer to the proxy statement for specific details of the interim sub-advisory agreement proposal.

WHY IS A NEW SUB-ADVISORY AGREEMENT BEING PROPOSED FOR THE FUND?
(PROPOSAL 4(B))
The main purpose of this proposal is to separate into different contracts the investment management and securities lending services that BT currently provides to the fund under a single contract. Thus, if shareholders of the fund approve this proposal, BT will continue to provide investment management services to the fund under the new sub-advisory agreement (which would then replace the interim sub-advisory agreement), but BT will provide securities lending services to the fund under a separate, new securities lending agreement. Shareholders are not being asked to approve, and shareholder approval would not be required to amend, the new securities lending agreement. It is anticipated that the fund will benefit by separating the investment management and securities lending services into different contracts. Please refer to the proxy statement for specific details of the new sub-advisory agreement proposal.

WHAT IS A "MANAGER-OF-MANAGERS" ARRANGEMENT? (PROPOSAL 5)
A manager-of-managers arrangement would permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace sub-advisers (including BT) and to materially modify a sub-advisory agreement, all without shareholder approval. The proposed arrangement may enable the fund to operate more efficiently because FMR would be able to make these kinds of sub-advisory changes from time to time without the expenses and delays associated with obtaining shareholder approval of the changes.

If shareholders approve the arrangement, the Board of Trustees will consider and approve any sub-advisory changes that FMR proposes under the arrangement to ensure that the changes are in the best interest of the fund and its shareholders. The Board of Trustees believes it is appropriate to allow FMR to negotiate and renegotiate sub-advisory arrangements for the fund without obtaining shareholder approval in light of FMR's significant experience and expertise.

On May 19, 1999, FMR and the trust, on behalf of the fund, filed with the SEC an exemptive application seeking authorization for the fund to operate under a manager-of-managers arrangement, subject to shareholder approval and certain other conditions. The fund cannot implement such an arrangement unless it receives the necessary SEC authorization. There can be no assurance that the SEC will grant the requested authorization.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is July 19, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."